IVY FUNDS VARIABLE INSURANCE PORTFOLIOS, INC.

Supplement dated December 22, 2008
to the
Prospectus dated May 1, 2008
and Supplemented July 31, 2008, August 4, 2008, September 4, 2008 and October 9, 2008

On October 3, 2008, the Board of Directors of Ivy Funds Variable Insurance Portfolios, Inc. (collectively, the Board) approved the participation by Ivy Funds VIP Money Market (Portfolio) in the initial three-month term of the U.S. Department of the Treasury's (Treasury) Temporary Guarantee Program for Money Market Funds (Program).

At their regular Meeting held on November 19, 2008, the Board unanimously approved the continued participation of the Fund in the Program, should the Treasury extend the Program beyond the initial three-month period ending December 19, 2008. On November 24, 2008, the Treasury announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009 (Extended Program).

Other than extending the Program's expiration date and charging an additional fee, the Extended Program does not change any of the terms of the Program which are described below.

Subject to certain conditions and limitations, in the event that the market-based net asset value per share of the Portfolio falls below $0.995 and the Portfolio liquidates its holdings, the Program and the Extended Program will provide coverage to shareholders in the Portfolio for up to $1.00 per share for the lesser of either the number of shares the investor held in the Portfolio at the close of business on September 19, 2008 or the number of shares the investor held the date the market-based net asset value per share fell below $0.995. The Program and the Extended Program each applies only to shareholders of record who maintain a positive account balance in the Portfolio from the close of business on September 19, 2008 through the date on which the Portfolio's market-based net asset value per share falls below $0.995.

The Program and the Extended Program are each funded from assets in the Exchange Stabilization Fund (ESF). Payments to investors under the Program and the Extended Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

Participation in the Extended Program (that is, until April 30, 2009) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Portfolio as of September 19, 2008. This expense will be borne by the Portfolio without regard to any expense limitation currently in effect for the Portfolio. The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Program is further extended, the Board will consider whether to continue to participate.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE